UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC. 20549

                                   FORM N-Q

         ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANY

          -----------------------------------------------------------

                  Investment Company Act file number 811-09134

          -----------------------------------------------------------

                             MANOR INVESTMENT FUNDS, INC.
              (Exact name of registrant as specified in charter)

                               15 Chester Commons
                               Malvern, PA  19355
                   (Address of principal executive offices)

          -----------------------------------------------------------

                               AGENT FOR SERVICE:

                                Daniel A. Morris
                           Manor Investment Funds, Inc.
                                15 Chester Commons
                                Malvern, Pa  19355
                    (Name and Address of Agent for Service)

          -----------------------------------------------------------

Registrant's telephone number, including area code: 1-610-722-0900

Date of fiscal year end: December 31, 2005

Date of reporting period: January 1, 2005 - March 31, 2005

Form N-Q is to be used by a registered management investment company, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, And the Commission will make this information public. A registrant is not Required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of infor-mation under the clearance requirements of 44 U.S.C. ss. 3507.

==============================================================================



                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the under-signed, thereunto duly authorized.



/s/ Daniel A. Morris
--------------------
Daniel A. Morris
President


May 24, 2005


        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been sighed below by the following persons oh behalf of the registrant and in the capacities and on the dates indicated.



/s/ Daniel A. Morris
--------------------
Daniel A. Morris
President


May 24, 2005













Manor Investment Funds, Inc.
15 Chester Commons, Malvern, PA  19355
610-722-0900         800-787-3334


1st Quarter Report
March 31, 2005
(Unaudited)




Managed by:
Morris Capital Advisors, Inc.










Manor Investment Funds, Inc.
15 Chester Commons
Malvern, PA  19355

                                                             March 31, 2005
Dear Fellow Shareholders:

     I am pleased to report that assets under management in the Manor Funds continue to grow through a combination of investment performance and shareholder contributions. I am also pleased to report that the Manor Fund and the Growth Fund continue to perform well relative to the market and peer mutual funds. Please refer to the discussion of performance for each fund for more detailed information.


"Take Time to Smell The Roses"

     During the first week of April each year the greatest professional golfers in the world assemble on the storied course at Augusta National Golf Club in the premier golf tournament simply called "The Masters". The field consists of the top ranked golfers in the PGA, champions of golf's major tournaments, and past Masters champions. They are the best of the best, a collection of A-type personalities, driven to win despite hostile conditions.

     The PGA is arguably one of the most difficult of all professional sports in which to earn a living. It requires great athletic skills, endless practice, self discipline, and the ability to maintain focus under intense pressure. To be successful many pros endure extreme solitude, difficult travel schedules, and intense qualifying rounds, in a sport where the difference between success and failure is determined by immeasurable subtleties in the swing and the precise strike of the club on the ball.

     Ben Hogan was one of the legendary golfers of all time. He came back from a debilitating automobile accident in the prime of his career to win numerous tournaments, winning at Augusta in 1951 and 1953. But this fierce competitor left us with one of the most recognized quotes when he said "As you walk down the fairway of life take time to smell the roses, for you only get to play one round."

     Investors, and investment managers, should remember Ben Hogan's sage advice. Too often we are caught up in short-term performance and the daily ups and downs of the market. We forget that we are investing in productive assets, providing capital for economic growth, and not just speculating on the price change of some intangible share of stock. Take time to smell the roses, and look at these mutual funds as a portfolio of companies participating in the growth of our economy. It is only then that you will truly become an "investor."


The Manor Fund

     The Manor Fund declined 1.02%, net of all fees and expenses, during the quarter ending March 31, 2005, outperforming the S&P 500 index (a decline of 2.15%) and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index (a decline of 2.26%). The Fund also outperformed the S&P 500 and the Lipper Large-Cap Core mutual fund index for the trailing 1-year, 3-year and 5-year periods ending March 31, 2005, with returns of 9.31%, 6.38%, and -2.95%, compared to the S&P 500 (6.67%, 2.73%, and -3.15%), and
Lipper (4.79%, 1.31%, and -4.23%). During the 1st quarter of 2005 the Fund was helped by gains in Occidental Petroleum, Devon Energy, KB Home, Nabors Industries, and Wellpoint.

     It is notable, but not surprising, that 3 of the 5 top performers during the quarter were in the energy sector. Occidental Petroleum is a diversified oil and gas producer. Devon Energy is primarily focused on the exploration and distribution of natural gas in the United States. Nabors operates drilling and exploration rigs on a contract basis for companies in the oil and gas industry. All of these companies rose as higher oil prices increased earnings expectations. KB Home rose despite rising interest rates. This home builder continued to rise on strong earnings and margins, contrary to the expectations of many analysts. Wellpoint, a commercial health benefits company operating as a licensee of Blue Cross & Blue Shield, continues to benefit from subscriber growth and cost savings.

     Notable laggards during the 1st quarter include Best Buy, Alcan, MBNA Corp. Freddie Mac, and Fannie Mae. Best Buy declined, despite reporting strong earnings growth, because the results did not exceed investor expectations. MBNA, Freddie Mac and Fannie Mae all suffered from rising interest rates and increasing regulatory scrutiny.

     During the quarter we sold Boeing and Hewlett-Packard, and purchased Nucor. The transactions removed two underperforming holdings and added Nucor, a steel producer, that should benefit from lower costs and rising demand.


The Growth Fund

     The Growth Fund declined 2.91%, net of all fees and expenses, during the quarter ending March 31, 2005, trailing the S&P 500 index (a decline of 2.15%), but outpacing comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index (a decline of 4.58%). The Fund outperformed both the S&P 500 and the Lipper Large-Cap Growth mutual fund index for the trailing 3-year and 5-year periods ending March 31, 2004, with returns of 4.03%, and -5.04%, compared to the S&P 500 (2.73%, -3.14%), and
Lipper (-1.35%, -11.95%). The Fund was helped by gains in Valero Energy, TXU Corp, Ivax Corp, Express Scripts, and Quest Diagnostics.

     Energy and medical stocks contributed substantially to performance of the Fund. Valero Energy, a refiner and distributor of oil and gasoline, was one of the best performers in the entire market. Ivax, Express Scripts and Quest Diagnostics, all medical related companies, contributed to returns after bouncing back from a weak 4th quarter. Ivax has several new generic drugs that could get to market before their competitors. Express Scripts has effectively managed the changing marketplace for prescription service companies, while Quest Diagnostics has also managed to avoid the pitfalls that befell many other medical service companies.

     The Fund was hurt primarily by financial and technology companies. Capital One and Etrade Financial both fell despite reporting strong earnings. Investors were primarily influenced by the expectation that higher interest rates would lower earnings in the future. Ebay and Qualcomm declined because investors sensed a slowdown in earnings growth. The decline in both of these stocks was substantial because they had high valuations early in the year. Cytyc also declined as growth slowed for this medical testing manufacturer.

     During the quarter we sold a portion of our position in Valero Energy to realize gains and reduce exposure because it had grown to large. We also sold Cytyc because earnings growth slowed, reducing the prospect for future appreciation. We purchased Walgreen, a retail pharmacy, that is starting to experience stronger earnings growth momentum.


The Bond Fund

     The Bond Fund declined 0.68%, net of all fees and expenses, for the quarter ending March 31, 2005, better that the return of the Lehman Intermediate Treasury Index (a decline of -0.81%) but not as good as the and
the Lipper US Government mutual fund index (a decline of 0.24%).    For the
year ending March 31, 2005 the Fund generated a return of -1.88% less than the Lehman Intermediate Government Index (a rise of 0.65%) and the Lipper US Government mutual fund index (a decline of 0.82%). This poor performance was frustrating since the Fund's investment portfolio of US Treasury securities was managed with a short maturity and duration on the expectation of interest rate hikes by the Fed. Unfortunately, when the Fed raised rates longer term bonds rallied, thereby improving bond market performance. The Fund's US Treasury portfolio remains conservative with an average yield to maturity of 3.1%, an average maturity of approximately 3.4 years, and an average duration of 2.6 years. The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk. The Fund is managed to provide a low-risk alternative for conservative investors.


The Sweet Smell of Success

     The results of the Masters tournament this year was a classic lesson in sports that transcends life. Tiger Woods looked less than ordinary when he shot an opening round 74 at Augusta. But Tiger came back to lead the pack and hold on with an incredible chip from a sand trap into the cup on the 16th hole. It was incredible, not because it dangled on the edge of the cup before dropping in, but because Tiger knew exactly where to drop his shot from years of practice and study at his profession. It is that dedication and self-discipline that we try to bring to our investing each and every day. That commitment fuels our belief that we can make something spectacular happen by continuing to focus on executing our strategy developed over years of studying the financial markets.

                        Sincerely,
                        Daniel A. Morris

















MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Schedule of Investments
March 31, 2005
(Unaudited)


Portfolio of Investments


Description                            Shares       Market Value

COMMON STOCKS - 89.6%

Consumer Discretionary    - 10.3 %
Best Buy, Co. Inc.                      1,550         $   83,716
KB Home                                 1,020            119,809
Reebok Int'l Ltd                        2,090             92,587
                                                    ------------
                                                         296,112
                                                    ------------

Consumer Staples    - 2.9 %
Pepsico                                 1,560             82,727
                                                    ------------
                                                          82,727

Energy    - 11.3%
Devon Energy                            2,440            116,510
Nabors Ind. *                           1,310             77,474
Occidental Pet.                         1,820            129,529
                                                    ------------
                                                         323,513
                                                    ------------

Financial    - 19.9 %
Allstate Insurance                      1,830             98,930
Citigroup, Inc.                         1,969             88,487
Fed. Nat. Mtg.                          1,120             60,984
Freddie Mac                             1,440             91,008
MBNA Corp.                              3,070             75,369
Shurgard Storage                        2,060             84,419
Vornado Realty Tr.                      1,010             69,962
                                                    ------------
                                                         569,159
                                                    ------------

Health Care    - 15.2%
Cardinal Health                        1,305              72,819
Johnson & Johnson                      1,350              90,666
Manor Care, Inc.                       2,590              94,172
Pfizer, Inc.                           2,350              61,735
Wellpoint, Inc. *                        920             115,322
                                                    ------------
                                                         434,714
                                                    ------------

Industrials    - 15.3 %
Alcan                                  1,940              73,565
Deere & Co.                              980              65,787
General Electric                       2,270              81,856
Norfolk Southern                       2,410              89,291
Paccar, Inc.                             630              45,605
Tyco, Inc.                             2,440              82,472
                                                    ------------
                                                         438,576
                                                    ------------

Information Technology    - 9.1%
Cisco Systems *                        2,350              42,042
Citrix Systems *                       2,570              61,217
Intel Corp.                            2,980              69,225
Int. Bus. Machines                       950              86,811
                                                    ------------
                                                         259,295
                                                    ------------

Materials     - 2.6%
Nucor Corp.                            1,290              74,252
                                                    ------------
                                                          74,252
                                                    ------------

Utilities    - 3.1%
Exelon                                 1,940              89,027
                                                    ------------
                                                          89,027
                                                    ------------

TOTAL COMMON STOCKS
    (Cost $1,992,950)                                  2,567,375
                                                    ------------


INDEX SECURITIES       - 5.7%

Barra Value Index                      1,340              81,673
SPDR Trust                               690              81,392
                                                    ------------
TOTAL INDEX SECURITIES
    (Cost $126,877)                                      163,065
                                                    ------------


SHORT-TERM INVESTMENTS    - 3.0%
1st Amer. Gov. Fund                   84,641              84,641
                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $84,641)                                        84,641
                                                    ------------


TOTAL INVESTMENTS       - 98.3%
    (Cost $ 2,204,468)                                 2,815,081

Other Assets (Liabilities) -
    Net - 1.7%                                            49,065
                                                    ------------

NET ASSETS  100.0%                                   $ 2,864,146
                                                    ============




MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Fund and Performance Information
March 31, 2005
(Unaudited)


Fund Performance

  40%

                *                                  +
  30%                                               *
         *     -      *                            -
              +
  20%   -                  *
                    -
                   +                                        +
  10%  +                 +-                                *
                                                          -

   0%
                                                               + *
                               +-                               -

 -10%                            *     *
                                      -
                                     +
 -20%                                      +
                                            -*

 -30%

       1996  1997  1998  1999  2000  2001  2002  2003  2004   1st Qtr
                                                               2005
   + Manor Fund     - Lipper LC Core   *S&P 500 Index





Quarter and Annualized Total Return for Periods Ending March 31, 2005


                           Manor Fund        S&P 500        Lipper LC
                                              Index        Core Funds

1st Quarter                   -1.02 %        -2.15 %          -2.26 %
1-Year                         9.31 %         6.67 %           4.79 %
3-Year Annualized              6.38 %         2.73 %           1.31 %
5-Year Annualized             -2.95 %        -3.15 %          -4.23 %
Annualized since inception     5.16 %         9.43 %           5.87 %
       12/31/93

    Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.



Top Holdings and Industry Sectors

      Top Company Holdings              Top Industry Sectors
Company          % of Net Assets     Industry        % of Net Assets
Occidental Pet.       4.5 %          Finance               25.6 %
KB Home               4.2 %          Industials            15.3 %
Devon Energy          4.1 %          Health Care           15.2 %
Wellpoint, Inc.       4.0 %          Energy                11.3 %
Allstate Insurance    3.5 %          Consumer Disc.        10.3 %








MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Schedule of Investments
March 31, 2005
(Unaudited)



Portfolio of Investments


Description                             Shares         Market Value


COMMON STOCKS - 90.2%

Consumer Discretionary     - 23.2%
Bed, Bath, Beyond *                     1,700               62,118
Coach Inc. *                            1,990              112,694
Ebay, Inc. *                            2,160               80,482
Fortune Brands                          1,030               83,049
Gap, Inc.                               4,020               87,797
Interactive Corp. *                     1,570               34,964
Jones Apparel  Grp                      1,270               42,532
Mohawk Ind.  *                            920               77,556
Staples                                 2,890               90,832
                                                      ------------
                                                           672,024

Consumer Staples        - 6.0%
News Corp., Inc.                        5,030               88,578
Walgreen Co.                            1,900               84,398
                                                      ------------
                                                           172,976

Energy        - 5.9%
Baker-Hughes                            1,920               85,421
Valero Energy                           1,170               85,726
                                                      ------------
                                                            71,147

Financial       - 17.1%
Ace Limited                             2,130               87,905
American Int. Grp.                      1,160               64,276
Capital One                             1,290               96,453
Etrade Financial *                      6,060               72,720
Golden West Fin.                        1,560               94,380
Hospitality Prop. Tr.                   2,020               81,568
                                                      ------------
                                                           497,302

Health Care      - 10.8%
Express Scripts *                       1,230              107,244
Forest Labs *                             940               34,732
Ivax Corp. *                            3,553               70,243
Quest Diagnostics                         950               99,874
                                                      ------------
                                                           312,093

Industrials      - 5.4%
Cendant                                 3,910               80,311
Fedex Corp.                               820               77,039
                                                      ------------
                                                           157,350

Information Technology    - 16.7%
Dell, Inc. *                            2,630              101,045
Intel Corp.                             3,200               74,336
Microsoft Corp.                         3,260               78,794
Qualcomm                                2,640               96,703
Technology SPDR                         2,400               46,944
Xlinix, Inc.                            2,930               85,644
                                                      ------------
                                                           483,466

Utilities     - 5.2%
TXU Corp                                1,890              150,501
                                                      ------------
                                                           150,501
                                                      ------------


TOTAL COMMON STOCKS
    (Cost $2,315,385)                                    2,616,859



INDEX SECURITIES   - 2.4%
Barra Growth Index                      1,240               70,060
                                                      ------------
TOTAL INDEX SECURITIES
    (Cost $65,266)                                          70,060
                                                      ------------




SHORT-TERM INVESTMENTS     - 5.0%
1st Amer. Gov. Fund                   143,930             143,930
                                                     ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $143,930)                                       143,930
                                                     ------------


TOTAL INVESTMENTS   - 97.6%
    (Cost $ 2,524,581)                                  2,830,849



Other Assets less Liabilities -
    Net   - 2.4%                                           69,317
                                                     ------------

NET ASSETS - 100%                                     $ 2,900,166
                                                      ===========




MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Fund and Performance Information
March 31, 2005
(Unaudited)

Fund Performance


  40%

                                              +
  30%                                          *
                                                -

  20%
        +
            -                                         +
  10%                                                  *
          *                                             -

   0%
                                                                *
                             +                                 +
                                                                 -

 -10%*               *        *

                    +
 -20%                 -              +
                               -      *
                                       -
 -30%


       June-Dec     2000     2001    2002     2003    2004    1st Qtr
        1999                                                   2005
   + Growth Fund        *S&P 500 Index     - Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending March, 2005

                         Growth Fund     S&P 500        Lipper LC
                                          Index      Growth Funds

1st Quarter                 -2.91 %      -2.15 %          -4.58 %
1-Year                       4.48 %       6.67 %           1.29 %
3-Year Annualized            4.03 %       2.73 %          -1.35 %
5-Year Annualized           -5.04 %      -3.14 %         -11.95 %
Annualized                   0.03 %      -1.09 %          -7.21 %
  since inception 6/30/93


Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.




Top Holdings and Industry Sectors

    Top Company Holdings                 Top Industry Sectors
Company         % of Net Assets      Industry      % of Net Assets
TXU Corp.            5.2 %           Consumer Disc.      23.2 %
Coach Inc.           3.9 %           Financial           19.6 %
Express Scripts      3.7 %           Information Tech.   16.7 %
Dell Inc.            3.5 %           Health Care         10.8 %
Quest Diagnostics    3.4 %           Consumer Staples     6.0 %






MANOR INVESTMENT FUNDS, INC.
BOND FUND
Schedule of Investments
March 31, 2005
(Unaudited)


Portfolio of Investments


Description
Face Amount
Value



U.S. GOVERNMENT BONDS    - 76.3%




U.S. Treasury  5.875%   Due 11-15-05     50,000   $  50,805
U.S. Treasury  1.875%   Due 11-30-05    300,000     297,187
U.S. Treasury  2.250%   Due 02-15-07    100,000      97,219
U.S. Treasury  3.250%   Due 08-15-07    200,000     197,313
U.S. Treasury  3.125%   Due 10-15-08    200,000     193,937
U.S. Treasury  3.500%   Due 12-15-09    200,000     194,250
U.S. Treasury  3.875%   Due 02-15-13    200,000     193,125

                                               ------------


TOTAL U.S. GOVERNMENT BONDS
     (Cost $1,250,720)                            1,223,836
                                               ------------


SHORT-TERM INVESTMENTS    - 15.3%


1st American Treasury Obligation Fund    245,253    245,253
                                               ------------



TOTAL SHORT-TERM INVESTMENTS
    (Cost $ 245,253)                                245,253
                                               ------------




TOTAL INVESTMENTS    - 91.6%
    (Cost $1,495,973)                             1,469,089


Other Assets less Liabilities - Net - 8.4%          134,815
                                               ------------


NET ASSETS - 100.0%                          $    1,603,904
                                               ============




SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.




MANOR INVESTMENT FUNDS, INC.
BOND FUND
Fund and Performance Information
March 31, 2005
(Unaudited)

Fund Performance

  14%


  12%

                     -
  10%               *                 *
                   +                   -

   8%                         -
                             *       +
                            +
   6%

   4%
                                                       *
                                                        -
                                                -

   2%
          -                                    *
         *
       +                                      +
   0%
                                                      +          *
                                                               +
                                                                  -
  -2%

       June-Dec     2000     2001    2002     2003    2004    1st Qtr
        1999                                                   2005
   + Bond Fund        * Lipper US Govt    - Lehman Int. Treasury























Quarter and Annualized Total Return for Periods Ending March 31, 2005


                              Bond         Lipper          Lehman
                              Fund       US Gov't      Intermediate
                                        Fund Index      Gov't Index
1st Quarter                  -0.68 %      -0.24 %          -0.81 %
1-Year                       -1.88 %       0.65 %          -0.82 %
3-Year Annualized             2.14 %       4.94 %           4.62 %
5-Year Annualized             3.74 %       6.08 %           5.92 %
Annualized                    3.62 %       5.77 %           5.62 %
   since inception 6/30/99













Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund's total return will be greater that it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.




Top Five Holdings
Security                                          % of Net Assets


US Treasury 1.875% due 11/30/05                        18.5 %
US Treasury 3.250% due 8/15/07                         12.3 %
US Treasury 3.500% due 12/15/09                        12.1 %
US Treasury 3.125% due 10/15/08                        12.1 %
US Treasury 3.875% due 2/15/13                         12.0 %


































Manor Investment Funds, Inc.


Fund Office:
15 Chester County Commons
Malvern,  PA 19355

610-722-0900      800-787-3334




www.manorfunds.com